                            DVI RECEIVABLES X 1999-2

                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 15, 2002

I. RECONCILIATION OF COLLECTION ACCOUNT:

    End of Period Collection Account Balance as of Prior Payment Date:                                                   462,911.26
    Available Funds:
       Contract Payments due and received in this period                                                               3,210,036.95
       Contract Payments due in prior period(s) and received in this period                                              260,256.23
       Contract Payments received in this period for next period                                                         195,727.56
       Sales, Use and Property Tax, Maintenance, Late Charges                                                            129,729.64
       Prepayment Amounts related to early termination in this period                                                    250,571.49
       Servicer Advance                                                                                                  186,695.97
       Proceeds received from recoveries on previously Defaulted Contracts                                                     0.00
       Transfer from Reserve Account                                                                                       3,596.38
       Interest earned on Collection Account                                                                               5,975.44
       Interest earned on Affiliated Account                                                                                 189.73
       Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                             0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract
         < Predecessor contract)                                                                                               0.00
       Amounts paid under insurance policies                                                                                   0.00
       Any other amounts                                                                                                       0.00

                                                                                                                  ------------------
    Total Available Funds                                                                                              4,705,690.65
    Less: Amounts to be Retained in Collection Account                                                                   573,739.43
                                                                                                                  ------------------
    AMOUNT TO BE DISTRIBUTED                                                                                           4,131,951.22
                                                                                                                  ==================


    DISTRIBUTION OF FUNDS:

       1.To Trustee -  Fees                                                                                                    0.00
       2.To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                      260,256.23
       3.To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

            a) Class A1 Principal and Interest                                                                                 0.00
            a) Class A2 Principal (distributed after A1 Note matures) and Interest                                             0.00
            a) Class A3 Principal (distributed after A2 Note matures) and Interest                                             0.00
            a) Class A4 Principal (distributed after A3 Note matures) and Interest                                     3,245,549.64
            b) Class B Principal and Interest                                                                             55,416.14
            c) Class C Principal and Interest                                                                            111,240.75
            d) Class D Principal and Interest                                                                             75,345.01
            e) Class E Principal and Interest                                                                             99,169.80

       4.To Reserve Account for Requirement per Indenture Agreement Section 3.08                                               0.00
       5.To Issuer - Residual  Principal and Interest and Reserve Account Distribution
            a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                16,919.04
            b) Residual Principal (Provided no Restricting or Amortization Event in effect)                               94,014.09
            c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                      3,596.38
       6.To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                      135,894.81
       7.To Servicer, Servicing Fee and other Servicing Compensations                                                     34,549.33
                                                                                                                  ------------------
    TOTAL FUNDS DISTRIBUTED                                                                                            4,131,951.22
                                                                                                                  ==================

                                                                                                                  ------------------
    End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}           573,739.43
                                                                                                                  ==================

II. RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,702,437.25
     - Add Investment Earnings                                                                                             3,596.38
     - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
     - Less Distribution to Certificate Account                                                                            3,596.38
                                                                                                                  ------------------
End of period balance                                                                                                 $2,702,437.25
                                                                                                                  ==================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,702,437.25
                                                                                                                  ==================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 15, 2002

   III.   CLASS A NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class A Notes

                    Pool A                                                                  66,094,578.91
                    Pool B                                                                  14,980,698.83
                                                                                           ---------------
                                                                                                                     81,075,277.74

   Class A Overdue Interest, if any                                                                  0.00
   Class A Monthly Interest - Pool A                                                           397,669.05
   Class A Monthly Interest - Pool B                                                            90,133.87

   Class A Overdue Principal, if any                                                                 0.00
   Class A Monthly Principal - Pool A                                                        2,119,604.08
   Class A Monthly Principal - Pool B                                                          638,142.64
                                                                                           ---------------
                                                                                                                      2,757,746.72

   Ending Principal Balance of the Class A Notes

                    Pool A                                                                  63,974,974.83
                    Pool B                                                                  14,342,556.19
                                                                                           ---------------
                                                                                                                     --------------
                                                                                                                     78,317,531.02
                                                                                                                     ==============

   ---------------------------------------------------------------------------
   Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
   Original Face $237,814,000    Original Face $237,814,000     Balance Factor
         $ 2.051195                      $ 11.596234               32.932263%
   ---------------------------------------------------------------------------

   IV.   CLASS A NOTE PRINCIPAL BALANCE

   Beginning Principal Balance of the Class A Notes

                    Class A1                                                                         0.00
                    Class A2                                                                         0.00
                    Class A3                                                                         0.00
                    Class A4                                                                81,075,277.74

                                                                                           ---------------

   Class A Monthly Interest                                                                                          81,075,277.74
                    Class A1 (Actual Number Days/360)                                                0.00
                    Class A2                                                                         0.00
                    Class A3                                                                         0.00
                    Class A4                                                                   487,802.92

                                                                                           ---------------

   Class A Monthly Principal

                    Class A1                                                                         0.00
                    Class A2                                                                         0.00
                    Class A3                                                                         0.00
                    Class A4                                                                 2,757,746.72

                                                                                           ---------------
                                                                                                                      2,757,746.72

   Ending Principal Balance of the Class A Notes

                    Class A1                                                                         0.00
                    Class A2                                                                         0.00
                    Class A3                                                                         0.00
                    Class A4                                                                78,317,531.02

                                                                                           ---------------
                                                                                                                     --------------
                                                                                                                     78,317,531.02
                                                                                                                     ==============

   Class A4
   ---------------------------------------------------------------------------
   Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
   Original Face $99,051,000     Original Face $99,051,000      Balance Factor
         $ 4.924765                      $ 27.841685               79.067885%
   ---------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 15, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE

    Beginning Principal Balance of the Class B Notes

                         Pool A                                                               1,126,887.28
                         Pool B                                                                 255,429.95
                                                                                      ---------------------
                                                                                                                       1,382,317.23

    Class B Overdue Interest, if any                                                                  0.00
    Class B Monthly Interest - Pool A                                                             6,855.23
    Class B Monthly Interest - Pool B                                                             1,553.87
    Class B Overdue Principal, if any                                                                 0.00
    Class B Monthly Principal - Pool A                                                           36,129.61
    Class B Monthly Principal - Pool B                                                           10,877.43
                                                                                      ---------------------
                                                                                                                          47,007.04

    Ending Principal Balance of the Class B Notes

                         Pool A                                                               1,090,757.67
                         Pool B                                                                 244,552.52
                                                                                      ---------------------
                                                                                                                 -------------------
                                                                                                                       1,335,310.19
                                                                                                                 ===================

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
   Original Face $4,054,000    Original Face $4,054,000        Balance Factor
             $ 2.074272                    $ 11.595224               32.938091%
   -----------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

    Beginning Principal Balance of the Class C Notes

                         Pool A                                                               2,252,993.52
                         Pool B                                                                 510,640.95
                                                                                      ---------------------
                                                                                                                       2,763,634.47

    Class C Overdue Interest, if any                                                                  0.00
    Class C Monthly Interest - Pool A                                                            14,043.66
    Class C Monthly Interest - Pool B                                                             3,183.00
    Class C Overdue Principal, if any                                                                 0.00
    Class C Monthly Principal - Pool A                                                           72,259.23
    Class C Monthly Principal - Pool B                                                           21,754.86
                                                                                      ---------------------
                                                                                                                          94,014.09

    Ending Principal Balance of the Class C Notes

                         Pool A                                                               2,180,734.29
                         Pool B                                                                 488,886.09
                                                                                      ---------------------
                                                                                                                 -------------------
                                                                                                                       2,669,620.38
                                                                                                                 ===================

   -----------------------------------------------------------------------------
   Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
   Original Face $8,107,000    Original Face $8,107,000        Balance Factor
             $ 2.124912                    $ 11.596656               32.929818%
   -----------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT

                      FOR THE PAYMENT DATE OCTOBER 15, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE

    Beginning Principal Balance of the Class D Notes

                         Pool A                                                            1,502,256.00
                         Pool B                                                              340,500.32
                                                                                   ---------------------
                                                                                                                   1,842,756.32

    Class D Overdue Interest, if any                                                               0.00
    Class D Monthly Interest - Pool A                                                         10,328.01
    Class D Monthly Interest - Pool B                                                          2,340.94
    Class D Overdue Principal, if any                                                              0.00
    Class D Monthly Principal - Pool A                                                        48,172.82
    Class D Monthly Principal - Pool B                                                        14,503.24
                                                                                   ---------------------
                                                                                                                      62,676.06

    Ending Principal Balance of the Class D Notes

                         Pool A                                                            1,454,083.18
                         Pool B                                                              325,997.08
                                                                                   ---------------------
                                                                                                              ------------------
                                                                                                                   1,780,080.26
                                                                                                              ==================

    --------------------------------------------------------------------------
    Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
    Original Face $5,405,000    Original Face $5,405,000      Balance Factor
              $ 2.343932                  $ 11.595941              32.933955%
    --------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

    Beginning Principal Balance of the Class E Notes

                         Pool A                                                            1,877,624.81
                         Pool B                                                              425,570.60
                                                                                   ---------------------
                                                                                                                   2,303,195.41

    Class E Overdue Interest, if any                                                               0.00
    Class E Monthly Interest - Pool A                                                         16,976.86
    Class E Monthly Interest - Pool B                                                          3,847.87
    Class E Overdue Principal, if any                                                              0.00
    Class E Monthly Principal - Pool A                                                        60,216.02
    Class E Monthly Principal - Pool B                                                        18,129.05
                                                                                   ---------------------
                                                                                                                      78,345.07

    Ending Principal Balance of the Class E Notes

                         Pool A                                                            1,817,408.79
                         Pool B                                                              407,441.55
                                                                                   ---------------------
                                                                                                              ------------------
                                                                                                                   2,224,850.34
                                                                                                              ==================

    --------------------------------------------------------------------------
    Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
    Original Face $6,756,000    Original Face $6,756,000      Balance Factor
              $ 3.082405                  $ 11.596369              32.931473%
    --------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

      Beginning Residual Principal Balance

                           Pool A                                                    2,253,559.52
                           Pool B                                                      510,799.65
                                                                                   ---------------
                                                                                                                     2,764,359.17

      Residual Interest - Pool A                                                        13,792.87
      Residual Interest - Pool B                                                         3,126.17
      Residual Principal - Pool A                                                       72,259.23
      Residual Principal - Pool B                                                       21,754.86
                                                                                   ---------------
                                                                                                                        94,014.09

      Ending Residual Principal Balance

                           Pool A                                                    2,181,300.29
                           Pool B                                                      489,044.79
                                                                                   ---------------
                                                                                                                ------------------
                                                                                                                     2,670,345.08
                                                                                                                ==================


X.   PAYMENT TO SERVICER

       - Collection period Servicer Fee                                                                                 34,549.33
       - Servicer Advances reimbursement                                                                               260,256.23
       - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               135,894.81
                                                                                                                ------------------
      Total amounts due to Servicer                                                                                    430,700.37
                                                                                                                ==================

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 15, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                    75,107,900.02

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                      0.00

    Decline in Aggregate Discounted Contract Balance                                                                  2,408,641.00

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                ---------------
       ending of the related Collection Period                                                                       72,699,259.02
                                                                                                                    ===============

    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                          2,159,686.48

        - Principal portion of Prepayment Amounts                                                  248,954.52

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                    0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                         0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                  0.00

                                                                                                --------------
                      Total Decline in Aggregate Discounted Contract Balance                     2,408,641.00
                                                                                                ==============


POOL B

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
       beginning of the related Collection Period                                                                    17,023,640.29

    Aggregate Discounted Contract Balance of Additional Contracts acquired during
       Collection Period                                                                                                      0.00

    Decline in Aggregate Discounted Contract Balance                                                                    725,162.09

    Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                ---------------
       ending of the related Collection Period                                                                       16,298,478.20
                                                                                                                    ===============

    Components of Decline in Aggregate Discounted Contract Balance:
        - Principal portion of Contract Payments  and Servicer Advances                            725,162.09

        - Principal portion of Prepayment Amounts                                                        0.00

        - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

        - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
               Contracts during the Collection Period                                                    0.00

        - Aggregate Discounted Contract Balance of Substitute Contracts added during
               Collection Period                                                                         0.00

        - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
               during Collection Period                                                                  0.00

                                                                                                --------------
                      Total Decline in Aggregate Discounted Contract Balance                       725,162.09
                                                                                                ==============

                                                                                                                    ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    88,997,737.22
                                                                                                                    ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

     POOL A                                                                                                    Predecessor
                                                          Discounted                          Predecessor      Discounted
     Lease #     Lessee Name                              Present Value                       Lease #          Present Value
     ---------------------------------------------        ----------------                    -----------      ----------------
     3024-003    RADNET MANAGEMENT II, INC.                 $1,289,113.68                     1667-003           $1,466,069.44
                 CASH                                       $ 176,955.76
     1743-004    HYPERBARIC MANAGEMENT SYS                  $1,539,883.34                     2425-001           $1,890,612.33
     3221-001    TOTAL IMAGING OF SUN CITY, LLC             $1,496,892.51                     2427-001           $1,194,070.97
     3307-001    OPEN MRI OHIO 2 VENTURES, LLC              $1,181,820.77                     917-503              $644,152.99
     3323-003    OPEN MRI OHIO 1 VENTURES, LLC              $1,162,123.59                     1004-503              $77,559.49
                                                                                              1048-501             $896,884.04
                                                                                              1049-504             $644,152.99
                                                                                              1050-504              $85,901.56
                                                          ----------------                                     ----------------
                                                  Totals:   $6,846,789.65                                        $6,899,403.81

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $6,899,403.81
     b) ADCB OF POOL A AT CLOSING DATE                                                                         $211,061,551.13
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                      YES              NO   X
                                                         ------           ------


     POOL B                                                                                                    Predecessor
                                                          Discounted                          Predecessor      Discounted
     Lease #     Lessee Name                              Present Value                       Lease #          Present Value
     ---------------------------------------------        ----------------                    -----------      ----------------
                 NONE

                                                          ----------------                                     ----------------
                                                  Totals:           $0.00                                                $0.00


     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                            $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                          $59,182,173.57
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                      0.00%

   * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
     TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                      YES              NO   X
                                                         ------           ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                                                        Predecessor
                                                                                 Discounted        Predecessor      Discounted
     Lease #     Lessee Name                                                     Present Value     Lease #          Present Value
     ------------------------------------------------------------------          --------------    -------------    ----------------
     2841-001    Medical Imaging Co. Inc.                                         1,121,500.51     2207-001             $551,274.29
     2004383-1   Robert Wood Johnson University                                     512,828.61     2207-002           $1,160,782.50
     2005209-2   Memorial Regional Medical Center                                   252,655.70     2207-003             $181,136.33
                 Cash                                                                 6,208.31
     2875-007    MRI of River North, Inc. et al.                                  1,629,015.55     2337-001           $1,215,773.70
     3024-003    Radnet Management II, Inc.                                       1,495,882.60     4283-401             $286,487.54
                                                                                                   2314-002           $1,209,395.06




                                                                                 --------------                     ----------------
                                                                       Totals:   $5,018,091.28                        $4,604,849.42

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  $4,604,849.42
     b) ADCB OF POOL A AT CLOSING DATE                                                                              $211,061,551.13
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         2.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                      YES              NO   X
                                                         ------           ------



     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                  Predecessor
                                                                                 Discounted        Predecessor      Discounted
     Lease #     Lessee Name                                                     Present Value     Lease #          Present Value
     ------------------------------------------------------------------          --------------    -------------    ----------------
                 None

                                                                                 --------------                     ----------------
                                                                       Totals:           $0.00                                $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                             $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                               $59,182,173.57
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

   * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
     SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                      YES              NO   X
                                                         ------           ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2002

   XV.    POOL PERFORMANCE MEASUREMENTS

   1. AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT > 90 DAYS                           TOTAL OUTSTANDING CONTRACTS
     This Month                             2,853,299.59      This Month                  88,997,737.22
     1 Month Prior                          3,001,361.12      1 Month Prior               92,131,540.31
     2 Months Prior                         1,724,517.38      2 Months Prior              99,616,491.51

     Total                                  7,579,178.09      Total                      280,745,769.04

     A) 3 MONTH AVERAGE                     2,526,392.70      B) 3 MONTH AVERAGE          93,581,923.01

     c) a/b                                        2.70%


   2. Does a Delinquency Condition Exist (1c > 6%)?
                                                                                                    Yes                    No  X
                                                                                                        ----------------      ---

   3. Restricting Event Check

     A. A Delinquency Condition exists for current period?                                          Yes                    No  X
                                                                                                        ----------------      ---
     B. An Indenture Event of Default has occurred and is then continuing?                          Yes                    No  X
                                                                                                        ----------------      ---

   4. Has a Servicer Event of Default occurred?                                                     Yes                    No  X
                                                                                                        ----------------      ---


   5. Amortization Event Check

     A. Is 1c  > 8%?                                                                                Yes                    No  X
                                                                                                        ----------------      ---
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
          not remedied within 90 days?                                                              Yes                    No  X
                                                                                                        ----------------      ---
     C. As of any Determination date, the sum of all defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                                               Yes                    No  X
                                                                                                        ----------------      ---




   6. Aggregate Discounted Contract Balance at Closing Date                                     Balance $270,243,724.70
                                                                                                        ----------------


     DELINQUENT LEASE SUMMARY

          Days Past Due             Current Pool Balance             # Leases
                31 - 60                     1,132,041.11                   15
                61 - 90                       679,128.73                    8
               91 - 180                     2,853,299.59                    9



     Approved By:
     Matthew E. Goldenberg
     Vice President

     Structured Finance and Securitization